UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Alcoa Inc.
(Name of Registrant as Specified In Its Charter)

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Commencing April 26, 2011, Alcoa Inc. sent the following communication to certain shareholders.

We urge you to vote “FOR” the advisory vote on executive compensation. In addition to the information provided in the company’s Proxy Statement, we ask you to consider the following:

1.	The Compensation and Benefits Committee of the Board of Directors engaged in a comprehensive review of compensation policies and practices in 2010 and made significant changes. See slides 1 and 2 in the attachment. In its recent report, ISS recognized these improvements and rated our compensation governance risk of low concern.

2.	Our current performance equity plan has a one-year performance period and uses the same metrics as our annual cash incentive compensation plan. We designed the plans in this way to focus management on critical goals to recover from the deepest recession in the aluminum industry in a half century. See slide 3. It is through the actions implemented by the management team and supported by our incentive plans that the company returned to profitability and positive free cash flow in 2010. See slides 4 and 5.

3.	We state in the Proxy Statement that we intend to move to a longer performance period for our equity plan when the markets stabilize. We are considering steps to implement changes in our performance equity plan to create a three-year performance period with metrics designed to drive profitability and revenue growth. In choosing metrics, we will consider the market dynamics of the aluminum industry, a goal to drive continuous performance improvement and those factors that are clearly within management’s control to increase shareholder value. See slides 6, 7, 8 and 9.

We urge you to provide a favorable advisory vote on executive compensation.

Recent major changes to improve compensation governance risk
1
In 2011 annual equity grants to senior officers are 80% performance based restricted share units and 20% time vested stock options
Increased stock ownership requirements (6 X base salary for CEO)
Adopted a §162(m) compliant incentive compensation plan, subject to shareholder approval
Amended the 2009 Stock Incentive Plan to convert from a single to a double trigger standard on change in control
Eliminated the modified single trigger severance feature under the change in control severance plan for any new participants

Recent other changes to improve compensation governance risk
2
Eliminated remaining tax gross ups:
spouse travel (except under the relocation policies)
term life insurance provided by the Company to executives accepting a U.S. assignment golden parachute excise tax gross-up for any new participants continuation of health benefits in executive severance agreement
Accrued dividend equivalents on future RSU grants to be paid at vesting
Amended terms and conditions for stock options granted after January 1, 2011 to decrease the post-retirement exercise period to the lesser of 5 years from retirement or the remaining option term
Beginning in 2011, the Chairman and Chief Executive Officer will reimburse the
Company for the cost of personal use of a company car and driver in excess of
$70,000 per year

LME cash price/ton, in US$ and global inventory[1], in days

57 Days of Consumption
- 57%
Days of Consumption
LME Price/mt
60
55
50
45
40
35
30
25
20
15
10
5
0
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
01/05
03/05
05/05
07/05
09/05
11/05
01/06
03/06
05/06
07/06
09/06
11/06
01/07
03/07
05/07
07/07
09/07
11/07
01/08
03/08
05/08
07/08
09/08
11/08
01/09
03/09
Reported Stocks, Days of Consumption
LME Cash Price

1) Reported Stocks : Comex, IAI, Japan Port , LME, & SME

Source: IAI, Bloomberg 3 Unprecedented Drop in LME Price at End of 2008

Strong Year over Year Growth in Key Metrics Income from Continuing Operations ($M) Free Cash Flow ($M) $559 ($685) 2009 $1,246 ($685) 2009 ($257) 4

Drove Cash Sustainability savings to the bottom line…

Adjusted Income (Loss) ($ Millions)
(221)
(477)
(256)
39
9
101
139
96
223
4Q'08 1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10 4Q'10

…efficiently managed cash flows and capex…

Free Cash Flow ($ Millions)
(409)
(742)
(90)
(186)
761
(22)
87
176
1,005
4Q'08 1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10 4Q'10

…improved liquidity…

Cash on Hand ($ Millions)
762
1,131
851
1,066
1,481
1,292
1,344
843
1,543
4Q'08 1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10 4Q'10

…strengthened the balance sheet

Debt ($ Millions) & Debt-to-Capital %
10,578
10,205
10,265
10,073
9,819
9,757
9,800
9,309
9,165
42.5%
38.7%
34.8%
4Q'08 1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10 4Q'10
Gross Debt
Debt to Cap

Results Have Strengthened Liquidity and Financial Positions 5

Aluminum
US GDP
US PPI
1/1/2008
7/1/2008
1/1/2009
7/1/2009
1/1/2010
7/1/2010
1/1/2011

GDP and PPI Change Were Not as Abrupt as Aluminum 6 Source: LME, Bloomberg

Aluminum
Copper
Gold
1/1/2008
7/1/2008
1/1/2009
7/1/2009
1/1/2010
7/1/2010
1/1/2011

Metals Experienced Differing Declines and Recoveries 7 Source: LME, Bloomberg

Total Shareholder Return
Alcoa
Average
12/31/2009
1/31/2010
2/28/2010
3/31/2010
4/30/2010
5/31/2010
6/30/2010
7/31/2010
8/31/2010
9/30/2010
10/31/2010
11/30/2010
12/31/2010

Total Shareholder Return: Alcoa vs. Select Aluminum Peers
Peers:
-5.9%
Alcoa:
-3.6%
Peers include public aluminum companies with market capitalization > $3b: Rusal, Chalco, Norsk Hydro, Alumina Ltd., Nalco, Shandong Nanshan.
8

Total Shareholder Return
Alcoa
Average
12/31/2010
1/7/2011
1/14/2011
1/21/2011
1/28/2011
2/4/2011
2/11/2011
2/18/2011
2/25/2011
3/4/2011
3/11/2011
3/18/2011
3/25/2011
4/1/2011
4/8/2011

Marked Improvement in Shareholder Return in 2011 Peers: +9.4% Alcoa: +15.7% 9

Reconciliation of Free Cash Flow
(in millions)
Quarter ended Year ended
December 31,
2008
March 31,
2009
June 30,
2009
September 30,
2009
December 31,
2009
March 31,
2010
June 30,
2010
September 30,
2010
December 31,
2010
December 31,
2009
December 31,
2010
Cash
provided
from
operations
$    608 $   (271) $    328 $    184 $ 1,124 $    199 $    300 $    392 $ 1,370 $ 1,365 $ 2,261
Capital
expenditures
(1,017)
    (471)
    (418)
    (370)
    (363)
    (221)
    (213)
    (216)
    (365)
(1,622)
(1,015)
Free cash
flow
$   (409)
$   (742)
$     (90)
$   (186)
$    761
$     (22)
$      87
$    176
$ 1,005
$   (257)
$ 1,246
Free Cash Flow is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations.  It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.
10

11
Reconciliation of Adjusted Income
(in millions)
Quarter ended Year ended
December 31,
2009
March 31,
2010
June 30,
2010
September 30,
2010
December 31,
2010
December 31,
2009
December 31,
2010
Net (loss) income
attributable to Alcoa
$    (277)
$    (201)
$     136
$       61
$     258
$ (1,151)
$     254
Loss from discontinued
operations
      (11)
        (7)
        (1)
         –
         –
    (166)
        (8)
(Loss) income from
continuing
operations
attributable to Alcoa
(266)
(194)
137
61
258
(985)
262
Restructuring and
other charges
49
119
20
(1)
(8)
152
130
Discrete tax items* (82) 112 (16) (38) (18) (110) 40
Special items**      308        64         (2)        74       (9)      258      127
Income (loss) from
continuing
operations
attributable to Alcoa
– as adjusted
$         9
$     101
$     139
$       96
$     223
$    (685)
$     559
Income (loss) from continuing operations attributable to Alcoa – as adjusted is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and special items.  There can be no assurances that additional restructuring and other charges, discrete tax items, and special items will not occur in future periods.  To compensate for this limitation, management believes that it is appropriate to consider both Income (loss) from continuing operations attributable to Alcoa determined under GAAP as well as Income (loss) from continuing operations attributable to Alcoa – as adjusted.
* Discrete tax items include the following:
for the quarter ended December 31, 2010, a benefit for the reversal of the remaining valuation allowance related to net operating losses of an international subsidiary ($16) (a portion was initially reversed in the quarter ended September 30,
2010) and a net benefit for other small items ($2);
for the quarter ended September 30, 2010, a benefit for the reversal of a valuation allowance related to net operating losses of an international subsidiary that are now realizable due to a settlement with a tax authority ($41), a charge for a tax rate change in Brazil ($11), and a benefit for the recovery of a portion of the unfavorable impact included in the quarter ended March 31, 2010 related to unbenefitted losses in Russia, China, and Italy ($8);
for the quarter ended June 30, 2010, a benefit for a change in a Canadian provincial tax law permitting tax returns to be filed in U.S. dollars ($24), a charge based on settlement discussions of several matters with international taxing authorities
($18), and a benefit for the recovery of a portion of the unfavorable impact included in the quarter ended March 31, 2010 related to unbenefitted losses in Russia, China, and Italy ($10);
for the quarter ended March 31, 2010, charges for a change in the tax treatment of federal subsidies received related to prescription drug benefits provided under certain retiree health benefit plans ($79), unbenefitted losses in Russia, China, and Italy ($22), interest due to the IRS related to a previously deferred gain associated with the 2007 formation of the former soft alloy extrusions joint venture ($6), and a change in the anticipated sale structure of the Transportation Products
Europe business ($5);
for the quarter ended December 31, 2009, a benefit for the reorganization of an equity investment in Canada ($71), a charge for the write-off of deferred tax assets related to operations in Italy ($41), a benefit for a tax rate change in Iceland
($31), and a benefit for the reversal of a valuation allowance on net operating losses in Norway ($21); and, for the year ended December 31, 2009, the previously mentioned items for the quarter ended December 31, 2009 ($82) and a benefit for a change in a Canadian national tax law permitting tax returns to be filed in U.S. dollars ($28).

** Special items include the following:
for the quarter ended December 31, 2010, favorable mark-to-market changes in derivative contracts;
for the quarter ended September 30, 2010, unfavorable mark-to-market changes in derivative contracts ($29), recovery costs associated with the São Luís, Brazil facility due to a power outage and failure of a ship unloader in the first half of
2010 ($23), restart costs and lost volumes related to a June 2010 flood at the Avilés smelter in Spain ($13), and a net charge for the early repayment of Notes set to mature in 2011 through 2013 due to the premiums paid under the tender offers and call option (partially offset by gains from the termination of related “in-the-money” interest rate swaps) ($9);
for the quarter ended June 30, 2010, favorable mark-to-market changes in derivative contracts ($22), a charge for costs associated with the potential strike and successful execution of a new agreement with the USW ($13), and a charge related to an unfavorable decision in Alcoa’s lawsuit against Luminant related to the Rockdale, TX facility ($7);
for the quarter ended March 31, 2010, charges related to unfavorable mark-to-market changes in derivative contracts ($31), power outages at the Rockdale, TX and São Luís, Brazil facilities ($17), an additional environmental accrual for the
Grasse River remediation in Massena, NY ($11), and the write off of inventory related to the permanent closures of certain U.S. facilities ($5);
for the quarter ended December 31, 2009, charges related to the European Commission’s ruling on electricity pricing for smelters in Italy ($250), a tax settlement related to an equity investment in Brazil ($24), an estimated loss on excess power at the Intalco smelter ($19), and an environmental accrual for smelters in Italy ($15); and, for the year ended December 31, 2009, the previously mentioned items for the quarter ended December 31, 2009 ($308), a gain on the Elkem/SAPA AB swap ($133), a loss on the sale of Shining Prospect ($118), and a gain on an acquisition in Suriname ($35).
•
•
•
•
•
•
•
•
•
•
•
•

Reconciliation of Adjusted Income, con’t
(in millions)
Quarter ended
December 31,
2008
March 31,
2009
June 30,
2009
September 30,
2009
Net (loss) income
attributable to Alcoa
$ (1,191)
$    (497)
$    (454)
$       77
(Loss) income  from
discontinued
operations
    (262)
      (17)
    (142)
         4
(Loss) income from
continuing
operations
attributable to Alcoa
(929)
(480)
(312)
73
Restructuring and
other charges
614
46
56
1
Discrete tax items* 65 (28) – –
Special items**        29       (15)          –       (35)
(Loss) income from
continuing
operations
attributable to Alcoa
– as adjusted
$    (221)
$    (477)
$    (256)
$       39
Income (loss) from continuing operations attributable to Alcoa – as adjusted is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews the operating results of Alcoa excluding the impacts of restructuring and other charges, discrete tax items, and special items.  There can be no assurances that additional restructuring and other charges, discrete tax items, and special items will not occur in future periods.  To compensate for this limitation, management believes that it is appropriate to consider both Income (loss) from continuing operations attributable to Alcoa determined under GAAP as well as Income (loss) from continuing operations attributable to Alcoa – as adjusted.
* Discrete tax items include the following:
for the quarter ended March 31, 2009, a benefit for a change in a Canadian national tax law permitting tax returns to be filed in U.S. dollars; and, for the quarter ended December 31, 2008, a charge for non-cash tax on repatriated earnings.

** Special items include the following:
for the quarter ended September 30, 2009, a gain on an acquisition in Suriname;
for the quarter ended March 31, 2009, a gain on the Elkem/SAPA swap ($133) and a loss on the sale of Shining Prospect ($118); and, for the quarter ended December 31, 2008, charges for environmental reserve ($26), obsolete inventory ($16), and accounts receivable reserve ($11), and a refund of an indemnification payment ($24).
12